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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 20, 2000
                                                 -----------------

                     JACOBS ENGINEERING GROUP INC.
                     -----------------------------
             (Exact Name of Registrant as Specified in its Charter)
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
           Delaware                        1-7463                             95-4081636
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(State or Other Jurisdiction              (Commission                       (IRS Employer
        of Incorporation)                 File Number)                    Identification No.)


1111 South Arroyo Parkway, Pasadena, California                                91105
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(Address of Principal Executive Offices)                                     (Zip Code)


Registrant's telephone number, including area code                 (626) 578-3500
                                                  -----------------------------------------

                                           N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events
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     The Board of Directors of Jacobs Engineering Group Inc., a Delaware
corporation (the "Company") adopted an amendment and restatement of the Company's existing rights plan (the "Rights Plan"). The purpose of the amendment is to enable the Company to continue to have in place the protection afforded by the Rights Plan beyond the December 20, 2000 expiration date of the Rights Plan. The amendment extended the expiration date to December 20, 2010, eliminated the so called "dead hand" independent director provisions of the Rights Plan, increased the exercise price of the Rights Plan to $175 and made certain other non-material revisions.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                    JACOBS ENGINEERING GROUP INC.

Dated:  December 20, 2000           By: /s/ John W. Prosser, Jr.
                                        ----------------------------------
                                        John W. Prosser, Jr., Senior Vice
                                        President Finance and Administration